Agreement on Transfer of the Patent

Party A (the transferred party): Fujian Zhong De Technology Stock Co., Ltd.  Legal Representative: Yang Qin (abbreviated as Party A in the following)

Party B (the transferring party): Ou Taiming  ID Number: 350127195407102593 (Abbreviated as Party B in the following)

Party A and B have reached an agreement based on mutual benefits and equality through negotiation.

1.

Related Items on Transfer of the Patent

Title of the Patent: Various Use of Polyamide Hot-melt Adhesive and Its make

The Patent Number: ZL00132072.6

The Inventor of the Patent: Liang Zicai

Certificate Number: 197256

2.

Price for the Transfer: 6 million RMB

3.

Ways of Payment: 1 million RMB should be given on the day the agreement is signed, and the balance should be paid within a month.

4.

Other Stipulations: After the agreement is signed, Party B must not use the patent technology alone or allow others if not staffs to use it for ever. Party A and B promise to act according to the law of patent of P.R. China.

5.

The agreement takes effect once it is signed. Party A and B should negotiate to solve what is not included in the agreement.

6.

The agreement is duplicated and each party has one.

Party A (seal): Fujian Zhong De

Party B: Ou Taiming

Technology Stock Co., Ltd.

Signature:

Legal Representative: Yang Qin

Seal:

Address:

Number 15 Longshou Xincun Longtian

Fulu Industry Area Longtian town Fulu Industry Area Longtian town Fuqing city        Fuqing city

ID Number: 350127195407102593

                                                   Sep. 26, 2005

Acceptance

 I declare as follows to Fujian Zhong De Technology Stock Co., Ltd:

I will strictly act according to the signed contract with Liang Zicai, the inventor of various uses of Polyamide Hot-melt Adhesive and its make. If there were any disputes, I should be responsible for it. Fujian Zhongde Technology Stock Co., Ltd. is not related to any disputes. I guarantee with my shares in Fujian Zhong De Technology Stock Co., Ltd.

                                                         Guarantee: Ou Taiming

                                                         Seal:

                                                         ID Number: 350127195407102593

Date: Sep 26, 2005